                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 18, 1998



                          FIRST SOURCE BANCORP, INC.
                         ---------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       DELAWARE                           000-23809                       22-3566151
----------------------------              ---------                       ----------
(STATE OR OTHER JURISDICTION         (COMMISSION FILE NO.)            (I.R.S. EMPLOYER
OF INCORPORATION)                                                     IDENTIFICATION NO.)



                          1000 WOODBRIDGE CENTER DRIVE
                             Woodbridge, New Jersey
                     ---------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                      07095
                                      -----
                                    (ZIP CODE)

                                  (732) 726-9700
                                  --------------
                (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                  NOT APPLICABLE
                                  --------------
            (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.
-------------------------------------------------

     On December 18, 1998, First Source Bancorp, Inc. (the "Registrant " or "First Source") completed its merger with Pulse Bancorp, Inc. ("Pulse") pursuant to an Agreement and Plan of Merger (the "Agreement") dated as of July 9, 1998. As a result of the merger, Pulse has been merged into Registrant and Pulse Savings Bank, the wholly owned subsidiary of Pulse, has been merged into First Savings Bank, SLA, the wholly owned subsidiary of First Source. The transaction is being accounted for using the pooling-of-interests method of accounting.


     Pursuant to the Agreement, based on the average closing price of Registrant's common stock as reported on the Nasdaq National Market over the ten day period ended December 9, 1998, the aggregate merger consideration paid by Registrant, primarily in the form of stock of the Registrant, was $99.6 million, including the value paid for Pulse stock options. Each issued and outstanding share of Pulse common stock was exchanged for 3.764 shares of Registrant's common stock plus cash in the amount of $30.04 per share in lieu of any fractional share, in accordance with the terms of the Agreement.

                                       2
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ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.
               ---------------------------------

(A)  FINANCIAL STATEMENTS OF PULSE BANCORP, INC.

     The following documents containing the financial statements of Pulse Bancorp, Inc. filed with the Securities and Exchange Commission by Pulse Bancorp, Inc. (File No. 000-18764), which were also incorporated by reference in Registrant's Form S-4 Registration Statement, as amended (No. 333-63601), filed with the Securities and Exchange Commission on September 17, 1998, are incorporated herein by reference in this Form 8-K:


          1. Pulse Bancorp, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 1997.

          2. Pulse Bancorp, Inc.'s Quarterly Reports on Form 10-Q for the quarters ended December 31, 1997, March 31, 1998 and June 30, 1998.

     The audited financial statements of Pulse Bancorp, Inc. for the fiscal year ended September 30, 1998 will be filed under cover of an amendment on Form 8-K/A as soon as practicable, but not later than 60 days after the required filing date for this Current Report on Form 8-K.

(B)  PRO FORMA FINANCIAL INFORMATION.

     The pro forma financial information required by this item was not available at the time of filing this Current Report on Form 8-K. Pro forma information will be filed under cover of an amendment on Form 8-K/A as soon as practicable, but not later than 60 days after the required filing date for this Current Report on Form 8-K.


(C)  EXHIBITS.

     The following Exhibits are filed as part of this report:

     Exhibit 23  Consent of KPMG LLP


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  FIRST SOURCE BANCORP, INC.


                                  By:   /s/ John P. Mulkerin
                                        --------------------
                                        John P. Mulkerin
                                        President and Chief Executive Officer


DATE:  January 4, 1999

                                 Exhibit Index
                                 -------------



The following Exhibits are filed as part of this report:

Exhibit 23    Consent of KPMG LLP

                                       4